Summary Prospectus February 1, 2026

Loomis Sayles Core Plus Bond Fund
Ticker Symbol: Class A (NEFRX), Class C (NECRX), Class N (NERNX), Class T* (LCPTX) and Class Y (NERYX)
*	Class T shares of the Fund are not currently available for purchase.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at im.natixis.com/funddocuments. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated February 1, 2026, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 50 of the Prospectus, in Appendix A to the Prospectus and on page 91 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class Y
Management fees	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses	0.17%	0.17%	0.07%	0.17%
Total annual fund operating expenses	0.74%	1.49%	0.39%	0.49%
Fee waiver and/or expense reimbursement[1]	0.01%	0.01%	0.00%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.73%	1.48%	0.39%	0.48%
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) and Natixis Advisors, LLC (“Natixis Advisors”), the Fund’s advisory administrator, have given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.73%, 1.48%, 0.43% and 0.48% of the Fund’s average daily net assets for Class A, Class C, Class N and Class Y shares, respectively, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2027 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the class’ applicable expense limitation at the time such amounts were waived/reimbursed and (2) the class’ current applicable expense limitation. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples for

Fund Summary

the Class A, Class C and Class Y shares are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example for Class C shares for the ten-year period reflects the conversion to Class A shares after eight years. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$496	$651	$818	$1,303
Class C	$251	$470	$812	$1,575
Class N	$40	$125	$219	$493
Class Y	$49	$156	$273	$615

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$151	$470	$812	$1,575

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund will invest at least 65% of its net assets in investment grade securities. “Investment grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or S&P Global Ratings (“S&P”), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Bloomberg U.S. Aggregate Bond Index fluctuates, as of December 31, 2025, the effective duration was approximately 5.94 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest.

The Fund’s investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities, commercial mortgage-backed and other asset-backed securities and inflation-linked securities.

The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to securities that are not included in the Fund’s benchmark. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.

Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.

Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of

Fund Summary

management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.

In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, structured notes, collateralized loan obligations, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment purposes. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Fiscal, economic, monetary or other governmental or central bank policies, actions or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including fluctuations in interest rates.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Below Investment Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivatives transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in

Fund Summary

connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Cybersecurity and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including forward currency contracts, structured notes, futures and swaps (including credit default swaps)) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than any amounts paid or margin transferred to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and drastically. The Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Large Shareholder Transaction Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). In the event of a large shareholder transaction, the Fund may be required to sell investments at unfavorable times or prices, which may increase realized capital gains, including short-term capital gains taxable as ordinary income for shareholders who hold Fund shares in a taxable account, may accelerate the realization of taxable income to shareholders, may increase transaction costs, and may otherwise negatively impact fund performance. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. In addition, such transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a Fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund.

Fund Summary

During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes and dealers may be unwilling or unable to make a market for certain securities. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid.  Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Portfolio Turnover Rate Risk: The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses, which must be borne by the Fund and its shareholders, and also may result in short term capital gains or losses to shareholders. Portfolio turnover is subject to fluctuations and is dependent on certain factors including current market conditions, portfolio re-balancing, cash flows, new issuance, and individual portfolio needs.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund. Performance for Class C shares includes the automatic conversion to Class A shares after eight years, where applicable. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. To the extent that a class of shares was subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

Total Returns for Class Y Shares

Highest Quarterly Return: Fourth Quarter 2023, 7.28% Lowest Quarterly Return: Second Quarter 2022, -5.97%

Average Annual Total Returns
(for the periods ended December 31, 2025)	Past 1 Year	Past 5 Years	Past 10 Years
Class Y - Return Before Taxes	8.09%	-0.12%	3.01%
Return After Taxes on Distributions	6.10%	-1.59%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.75%	-0.72%	1.69%
Class A - Return Before Taxes	3.20%	-1.24%	2.31%
Class C - Return Before Taxes	5.98%	-1.12%	2.14%
Class N - Return Before Taxes	8.19%	-0.03%	3.12%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Fund Summary

Management

Investment Adviser

Loomis Sayles

Portfolio Managers

Lead Portfolio Managers

Peter W. Palfrey*, CFA®, Portfolio Manager at the Adviser, has served as Co-Lead Portfolio Manager of the Fund since 1996.

Richard G. Raczkowski, Portfolio Manager, Co-Head of the Relative Return Team and Director of the Adviser, has served as Co-Lead Portfolio Manager of the Fund since 1999.

Michael F. Gladchun*, Portfolio Manager on the Relative Return Team at the Adviser, has served as Co-Lead Portfolio Manager of the Fund since 2026.

Agency MBS Portfolio Managers

Ian Anderson, Agency MBS Strategist for the Mortgage and Structured Finance Team and Lead Portfolio Manager for the Dedicated Agency MBS Strategies at the Adviser, has served as co-agency MBS Portfolio Manager of the Fund since 2020.

Barath W. Sankaran, CFA®, Co-Portfolio Manager for the Dedicated Agency MBS Strategies at the Adviser, has served as co-agency MBS Portfolio Manager of the Fund since 2020.

*Effective June 30, 2026, Peter W. Palfrey will no longer serve as Co-Lead Portfolio Manager of the Fund, and Michael F. Gladchun will join the portfolio management team of the Fund alongside Mr. Raczkowski.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Natixis Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans	$1,000

There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Effective June 01, 2026, accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	Effective June 01, 2026, in its sole discretion, the Distributor may waive any share class eligibility requirement.

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Funds of funds that are distributed by the Distributor.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000. (Effective June 1, 2026, this waiver no longer applies.)

•	Effective June 01, 2026, accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	Effective June 01, 2026, in its sole discretion, the Distributor may waive any share class eligibility requirement.

Fund Summary

Class Y Shares

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000. There is no subsequent investment minimum for these shares. There is no minimum initial investment for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•	Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

•	Effective June 01, 2026, accounts invested through certain intermediaries held within an Intermediary Omnibus Account.

•	Effective June 01, 2026, in its sole discretion, the Distributor may waive any share class eligibility requirement.

At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments through such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

UCP77-0226